PROSPECT HILL PRIME MONEY MARKET FUND

                           ANNUAL REPORT TO SHAREHOLDERS
                                 DECEMBER 31, 1995



                                                             February 26, 1996
Dear Prospect Hill Shareholder,

During 1995, the portfolio manager of the Prime Money Market Portfolio continued to reduce its positions in Farmers Home Administration and Small Business Administration floating rate securities, and further diversified the portfolio by investing in commercial paper issues with a laddered maturity structure. Toward the end of 1995, the short end of the yield curve was inverted, resulting in yields on overnight repurchase agreements that exceeded yields on three month U.S. Treasury Bills. As the yield curve began to normalize, the manager began to move into long U.S. Treasury Bills extending the portfolio's average maturity to 57 days on December 31, 1995.

As of December 31, 1995, the portfolio held approximately 17% in overnight repurchase agreements collateralized by U. S. Treasury securities, 42% in discount commercial paper and the remaining 40% in U.S. Government and Agency obligations.

Management believes that during the first half of the year there will be recessionary pressures on the Federal Reserve to lower the overnight lending rate thereby causing short term interest rates to fall. The seven day yield of Prospect Hill Prime Money Market Portfolio began the year at 4.78% and closed at 5.66% on December 31, 1995.

The results of the shareholders meeting held on December 28, 1995 to approve the plan of Reorganization from Prospect Hill into a newly created Institutional class (Class Y Common Stock) of Principal Preservation Cash Reserve Portfolio were as follows:
                  Total Shares Outstanding               40,879,744
                  Shares Voted in Favor                  26,540,892
                  Shares Voting Against                     228,472

The Reorganization will eliminate multiple entities, which is expected to reduce operating expenses of the Fund. The transaction is explained in more detail in the footnotes to the accompanying financial statements of Prime Money Market Portfolio and Prospect Hill Trust On behalf of the Trustees of both The Prime Portfolios and Prospect Hill Trust, we appreciated the opportunity to serve you and believe you will continue to enjoy a competitive yield on your investment with Principal Preservation.

                                         Sincerely,

                                         /s/ Robert J. Tuszynski

                                         Robert J. Tuszynski
                                         Chairman
                                         The Prime Portfolios



PROSPECT HILL PRIME MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Per Share data for a Share Outstanding Throughout each Period:

                                                                   April 5, 1993
                             For the year     For the year      (commencement of
                         ended December 31, ended December 31,    operations) to
                                  1995             1994        December 31, 1993
                            --------------    -------------    -----------------

Net asset value,
beginning of period              $1.00             $1.00              $1.00
                                 -----             -----              -----
Net investment income             0.06              0.04               0.03

Dividends from net
investment income                (0.06)            (0.04)             (0.03)
                                 ------            ------             ------

Net asset value, end of period   $1.00             $1.00              $1.00
                                 ------            ------             ------

Total investment return(b)<F2>    5.74%             4.11%           3.51%(a)<F1>

RATIOS:
  Net invesment income to
   average net assets(c)<F3>      5.54%             4.05%           3.33%(a)<F1>

  Expenses to average
   net assets(c)<F3>              0.50%             0.60%           0.64%(a)<F1>

  Capital Contributions to
   average net assets(d)<F4>      0.20%                -                   -

  Total net assets
   (000's omitted)              $40,485           $43,362            $33,132

(a)<F1>Annualized.

(b)<F2>Had the advisors not made capital contributions as described in the notes to the financial statements the adjusted total return would have been 5.54%, 2.38% and 3,51% for 1995, 1994, and 1993, respectively.

(c)<F3>Reflects the Fund's share of Prime Money Market Portfolio's expenses as well as a voluntary waiver of fees and an expense reimbursement by the Portfolio's adviser. If the voluntary waivers and expense reimbursement had not been in place, the retios of net investment income and expenses to average net assets would have been 5.36% and 0.68%, respectively, for the year ended December 31, 1995, 3.86% and 0.78%, respectively, for the year ended December 31, 1994, and 2.93% and 1.03%, respectively, for the period ended December 31, 1993.

(d)<F4>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a recent Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year endec December 31, 1995, capital contributions are presented in the financial statements of both the Fund and Prime Money Market Portfolio, whereas in 1994, capital contributions were presented in the Prime Money Market Portfolio's financial statements only.

See notes to financial statements.

PROSPECT HILL PRIME MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995



ASSETS:

      Investment in Prime Money Market Portfolio
        at value (Note 2a)                                      $40,673,857
                                                                 ----------
            Total Assets                                         40,673,857
                                                                 ----------

LIABILITIES:

      Dividends payable                           111,293
      Transfer agent fee payable (Note 3c)          5,926
      Fund accounting fee payable (Note 3c)         3,000
      Accrued expenses                             68,991
                                                  -------
            Total Liabilities                                       189,210
                                                                  ---------
NET ASSETS for 40,530,722 shares of beneficial
      interest outstanding                                       40,484,647
                                                                 ----------

REPRESENTED BY:

      Paid-in capital                                           $40,619,033
      Undistributed net income                                            -
      Accumulated net realized loss from Portfolio                (134,386)
                                                                 ----------

      Net Assets                                                $40,484,647
                                                                 ----------


NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE                                         $1.00
                                                                 ----------
                                                                 ----------

                                 See notes to financial statements.


PROSPECT HILL PRIME MONEY MARKET FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 1995


INVESTMENT INCOME FROM PORTFOLIO (Note 2b):

      Interest income                                        $2,666,475
      Allocated expenses                                       (145,977)
                                                             ----------
      Net investment income from Portfolio                    2,520,498


EXPENSES (Note 2d):

      Professional fees                         21,610
      Insurance fees  .                          7,414
      Compensation of trustees (Note 3b)         8,088
      Registration fees                         11,936
      Transfer agent fees (Note 3c)              5,926
      Fund accounting fees (Note 3c)             3,000
      Printing fees                              3,926
      Miscellaneous expenses                    11,105
                                               -------

      Total expenses                                             73,005
                                                              ---------

NET INVESTMENT INCOME                                         2,447,493

      Net realized loss from Portfolio                           (9,289)
                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $2,438,204
                                                             ----------
                                                             ----------

                    See notes to financial statements.


PROSPECT HILL PRIME MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS



                                               For the year     For the year
                                                   ended            ended
                                           December 31, 1995   December 31, 1994
                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
  Net investment income                         $2,447,493        $2,381,741
  Net realized loss from Portfolio                  (9,289)        (128,084)
                                                 ---------         ---------
      Net increase in net assets resulting
            from operations                      2,438,204        2,253,657


Distributions:
  Net investment income                         (2,479,536)      (2,349,698)
                                                 ----------       ----------
      Total distributions to shareholders       (2,479,536)      (2,349,698)
                                                 ----------      -----------
Capital Transactions:
  Proceeds from sales of shares                280,211,514      359,005,800
  Reinvestment of dividends                      1,222,737        1,331,481
  Cost of shares redeemed                     (284,358,128)    (350,011,932)
                                               ------------     ------------

    Net (decrease) increase in net assets
    resulting from share transactions           (2,923,877)      10,325,349

Capital contributions(See footnote (d) on           88,313               --
  page 3):                                       ----------      -----------

      Total (decrease) increase in net assets   (2,876,896)      10,229,308

NET ASSETS:
  Beginning of year                             43,361,543       33,132,235
                                                ----------       ----------

  End of year (including undistributed
      net income of $ 0 and $39,611
      respectively)                            $40,484,647      $43,361,543
                                               -----------      -----------
                                               -----------      -----------

                     See notes to financial statements.


PROSPECT HILL PRIME MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995


NOTE 1 - ORGANIZATION

Prospect Hill Prime Money Market Fund (the "Fund") is a separate series of Prospect Hill Trust (the "Trust"), formerly Prospect Hill Institutional Trust, a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on April 5, 1993.

Through December 31, 1995, the Fund sought to achieve its investment objective of high current income to the extent consistent with stability of principal and the maintenance of liquidity by investing all the investable assets of the Fund in Prime Money Market Portfolio (the "Portfolio"), which, like the Fund, is an open-end diversified management company, having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

As discussed in Note 6, effective January 1, 1996, pursuant to the Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, the Fund withdrew its investment in the Portfolio.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of Investments. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (32% at December 31, 1995).

   b) Interest Income and Dividends to Shareholders. The Fund earns interest income, net of Portfolio expenses, daily on its investment in the Portfolio. Dividends to shareholders are declared daily and paid monthly.

   c) Federal Income Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 1995, the Fund has a Federal income tax capital loss carry forward of $42,762 expiring in 2002. A capital loss carry forward of $76,322 was utilized in the year ended December 31, 1995. It is the Fund's intention to not make a distribution of any future realized capital gains until its Federal income tax capital loss carry forward has been utilized.

   d) Expense Allocation. The Fund bears all costs of its operations other than expenses specifically assumed by Ziegler Asset Management, Inc. ("ZAMI"), the Portfolio's Advisor, and B.C. Ziegler and Company ("BCZ"), the Trust's Administrator and Distributor.

   e) Other. All of the net income and realized gains (losses) of the Portfolio are allocated pro rata among the Fund and the other investors in the Portfolio in proportion to the average net assets of each fund at the time of such determination.

   f) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

   a) Administration and Distribution Services. On May 1, 1995, BCZ was appointed as the administrator and distributor to the Trust. Prior thereto, Signature Broker Dealer Services ("Signature") provided administrative and distribution services to the Fund. BCZ provides the Trust general office facilities and supervises the overall administration of the Trust. In addition, BCZ, acting as agent for the Trust, is the distributor of shares of the Fund. Neither BCZ or Signature received compensation directly from the Fund for its administrative or distribution services provided to the Fund during the year ended December 31, 1995.

   b) Trustee Fees. Independent Trustees receive an annual fee of $2,500 and an additional $250 for each meeting of the Board of Trustees attended. In addition, the Trust reimburses unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings. For the year ended December 31, 1995, the Fund incurred Trustee fees and expenses of $8,088.

   c) Transfer Agent and Fund Accounting Fees. The Trust has entered into an Agency Agreement with BCZ to act as transfer and dividend disbursement agent for the Fund. For the year ended December 31, 1995, the fee for this service amounted to $5,926. In addition, the Trust has entered into an agreement with BCZ to provide Accounting/Pricing services. For these services, the Fund currently pays BCZ an annual fee of $3,000.

NOTE 4 - INVESTMENT TRANSACTIONS

For the year ended December 31, 1995, additions and reductions in the Fund's investment in the Portfolio aggregated $280,227,000 and $285,706,807, respectively.

NOTE 5 - CAPITAL CONTRIBUTIONS

During the year ended December 31, 1995, BCZ contributed capital to the Fund to offset current year realized losses of $9,289 and prior year realized losses of $32,043. Neither BCZ or any of its affiliates received shares of common stock or any other consideration in exchange for the contributions, which increased the total net assets of the Portfolio.

Additionally, on December 29, 1995, BCZ made a capital contribution to the Fund totalling $46,981 to equalize the net asset value between the Fund and Principal Preservation Portfolios, Inc. Cash Reserve Portfolio ("Cash Reserve").

Further, the Fund received the benefit of capital contributions made to the Portfolio during the twelve months ended December 31, 1994 to offset the decline of certain of the Portfolio securities. A discussion of the 1994 capital contributions is contained in the notes to the financial statements of the Portfolio. Such financial statements are attached to this report.

NOTE 6 - SUBSEQUENT EVENT

Effective after the close of business on December 31, 1995, and pursuant to the terms of an Agreement and Plan of Reorganization and Liquidation by and between Prospect Hill Trust (on behalf of the Fund) and Principal Preservation Portfolios, Inc. ("Principal Preservation") (on behalf of Cash Reserve), the Fund was reorganized in a tax-free reorganization into a newly-designated class of institutional shares of Cash Reserve. In anticipation of this transaction and pursuant to action taken by the Board of Directors of Principal Preservation, immediately prior to the reorganization of the Fund, the capitalization of Cash Reserve was restructured to increase from 300 million to 400 million the number of shares of Principal Preservation's authorized common stock allocated to Cash Reserve, and those 400 million shares were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All outstanding shares of Cash Reserve were designated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Immediately prior to the the reorganization, Prospect Hill and Cash Reserve each withdrew all of their net assets from the Portfolio.
The Fund then transferred its net assets to Cash Reserve in exchange for shares of Cash Reserve's Institutional Class. The Fund distributed the shares of Cash Reserve's Institutional Class so received to the Fund's shareholders on a pro rata basis in exchange for their Fund shares. The affairs of Prospect Hill Trust and the Portfolio are being wound up, and those two investment companies will be dissolved in accordance with the provisions of their respective Declarations of Trust and applicable laws.


(PRICE WATERHOUSE LLP LOGO)
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone 414 276 9500

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Prospect Hill
 Prime Money Market Fund

 In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prospect Hill Prime Money Market Fund (the "Fund") (a series of Prospect Hill Trust) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 1995 and for the period April 5, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

 /s/ Price Waterhouse LLP

 February 26, 1996


PRIME MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995


Principal                                          Maturity  Interest   Value
 Amount                                              Date      Rate    (Note 2a)
---------                                         ---------  --------  ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.4%
U.S. Treasury Bills

2,000,000  U.S. Treasury Bill                     01/25/96    5.40%   $1,993,106
2,000,000  U.S. Treasury Bill                     05/30/96    5.85%    1,954,353
2,000,000  U.S. Treasury Bill                     07/25/96    5.35%    1,939,126
1,000,000  U.S. Treasury Bill                     07/25/96    5.46%      968,909
2,000,000  U.S. Treasury Bill                     08/22/96    5.47%    1,929,194
                                                                       ---------
           Total Treasury Bills                                        8,784,688
                                                                       ---------
Agency for International Development
2,315,020  Agency for International Development   01/01/06    5.47%    2,315,020
           (Isreal)(b)<F6>
  455,000  Agency for International Development   08/01/11    6.18%      455,459
           (Panama)(a)<F5>                                             ---------

           Total Agency for International Development                  2,770,479
                                                                       ---------
Farmers Home Administration ("FmHA")
  115,372  FmHA (c)<F7>                           07/26/96    9.75%      115,372
   56,848  FmHA (c)<F7>                           07/08/99    8.75%       57,134
   72,901  FmHA (c)<F7>                           06/15/00    7.00%       72,901
   73,645  FmHA (c)<F7>                           11/01/00    7.50%       73,645
  164,397  FmHA (c)<F7>                           12/12/11    7.25%      164,954
   73,312  FmHA (c)<F7>                           03/04/14    7.75%       73,565
    7,902  FmHA (c)<F7>                           07/01/22    7.13%        7,910
  267,480  FmHA (c)<F7>                           10/05/22    7.13%      268,338
   90,867  FmHA (c)<F7>                           06/15/23    6.85%       90,867
  225,951  FmHA (c)<F7>                           08/24/23    6.85%      225,951
                                                                       ---------
           Total Farmers Home Administration                           1,150,637
                                                                       ---------
Federal Farm Credit Bank ("FFCB")

4,005,000  FFCB Discount Note                     01/24/96    5.53%    3,991,465
                                                                       ---------
           Total Federal Farm Credit Bank                              3,991,465
                                                                       ---------
Federal Home Loan Bank ("FHLB")
5,000,000  FHLB Discount Note                     01/10/96    5.53%    4,993,856
1,000,000  FHLB Discount Note                     01/26/96    5.03%      999,519
5,000,000  FHLB Discount Note                     01/31/96    5.50%    4,977,847
1,000,000  FHLB Floating Rate Note (a)<F5>        03/08/96    5.51%      999,812
                                                                      ----------
           Total Federal Home Loan Bank                               11,971,034
                                                                      ----------
Federal Home Loan Mortgage Corporation ("FHLMC")
2,000,000  FHLMC Discount Note                    02/01/96    5.59%    1,990,684
2,068,000  FHLMC Discount Note                    06/03/96    5.27%    2,021,682
                                                                       ---------
           Total Federal Home Mortgage Association                     4,012,366
                                                                       ---------

Federal National Mortgage Association ("FNMA")
2,000,000  FNMA Discount Note                     03/15/96    5.57%    1,977,410
2,500,000  FNMA Discount Note                     04/16/96    5.37%    2,460,844
3,000,000  FNMA                                   09/20/96    5.60%    2,996,025
2,000,000  FNMA                                   09/23/96    5.50%    1,995,465
2,000,000  FNMA                                   12/10/96    7.70%    2,039,575
                                                                      ----------
           Total Federal National Mortgage Association.               11,469,319
                                                                      ----------

Student Loan Marketing Association ("SLMA")
2,000,000  SLMA (a)<F5>                           12/20/96    5.26%    2,000,000
                                                                       ---------
           Total Student Loan Marketing Association                    2,000,000
                                                                       ---------

Small Business Administration ("SBA")
  613,982  SBA Pool #500981 (c)<F7>               07/25/05    7.50%      620,198
  117,197  SBA Pool #501140 (c)<F7>               09/25/06    7.13%      117,690
  665,589  SBA Pool #501934 (c)<F7>               07/25/09    6.88%      669,441
   25,913  SBA Pool #501471 (c)<F7>               02/25/11   10.38%       28,739
  167,721  SBA Pool #500263 (c)<F7>               04/25/12    8.00%      172,179
1,381,656  SBA Pool #502348 (c)<F7>               09/25/13    6.63%    1,381,656
  439,688  SBA Pool #501218 (c)<F7>               07/25/15    7.25%      447,349
  755,685  SBA Pool #502122 (c)<F7>               01/25/18    6.75%      762,826
  429,342  SBA Loan (c)<F7>                       01/15/04    8.23%      440,475
   87,708  SBA Loan (c)<F7>                       06/15/05    7.63%       89,389
  352,776  SBA Loan (c)<F7>                       07/15/05    7.63%      359,740
  279,575  SBA Loan (c)<F7>                       12/15/06    7.73%      286,395
                                                                        --------
           Total Small Business Administration                         5,376,077
                                                                      ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          51,526,065
                                                                      ----------
SHORT TERM - 59.4%
Commerical Paper
3,000,000  American General Corporation          01/11/96     5.58%    2,995,815
1,000,000  American General Corporation          04/04/96     5.50%      985,792
2,000,000  American General Corporation          04/11/96     5.48%    1,969,556
3,000,000  American Express Credit Corporation   01/09/96     5.62%    2,996,721
2,000,000  American Express Credit Corporation   04/25/96     5.39%    1,965,863
1,000,000  American Express Credit Corporation   06/18/96     5.46%      974,520
3,000,000  Associates Corporation                02/21/96     5.67%    2,976,375
1,000,000  Associates Corporation                03/04/96     5.52%      990,493
2,000,000  Associates Corporation                03/29/96     5.53%    1,973,272
2,000,000  The CIT Group Holdings Corporation    01/31/96     5.67%    1,990,865
2,000,000  The CIT Group Holdings Corporation    03/28/96     5.55%    1,973,483
2,000,000  The CIT Group Holdings Corporation    04/10/96     5.52%    1,969,640
2,000,000  Commercial Credit Corporation         01/19/96     5.74%    1,994,579
1,000,000  Commercial Credit Corporation         01/25/96     5.68%      996,371
3,000,000  Commercial Credit Corporation         01/25/96     5.60%    2,989,267
2,000,000  Ford Motor Credit Corporation         01/04/96     5.60%    1,999,378
2,000,000  Ford Motor Credit Corporation         02/12/96     5.69%    1,987,039
1,000,000  Ford Motor Credit Corporation         04/01/96     5.58%      986,050
1,000,000  Ford Motor Credit Corporation         04/01/96     5.47%      986,325
2,000,000  General Electric Capital Corporation  01/22/96     5.62%    1,993,755
2,000,000  General Electric Capital Corporation  01/25/96     5.61%    1,992,832
1,000,000  General Electric Capital Corporation  01/30/96     5.55%      995,715
1,000,000  General Electric Capital Corporation  04/11/96     5.49%      984,750
3,000,000  Household Finance Corporation         01/03/96     5.63%    2,999,531
2,000,000  Household Finance Corporation         02/09/96     5.50%    1,988,389
1,000,000  Household Finance Corporation         04/15/96     5.40%      984,400
2,000,000  Norwest Financial                     02/07/96     5.70%    1,988,600
1,000,000  Norwest Financial                     02/23/96     5.50%      992,056
2,000,000  Norwest Financial                     03/04/96     5.58%    1,980,780
1,000,000  Norwest Financial                     06/10/96     5.45%      975,778
                                                                       ---------
           Total Commercial Paper                                     53,577,990
                                                                      ----------

Repurchase Agreements
2,206,627  First Boston Corp                     01/02/96     5.70%  $22,066,279
           (Agreement dated 12/29/95, collateralized by
           $20,395,000 par value in U.S. Treasury Notes due
           08/15/04, $22,622,516 market value)
                                                                     -----------
           Total Repurchase Agreements                                22,066,279
                                                                     -----------
TOTAL SHORT TERM                                                      75,644,269
                                                                     -----------

Total Investments, at Amortized Cost - 99.8%                         127,170,334
Other Assets, less Liabilities - 0.2%                                    193,449
                                                                     -----------
Net Assets - 100%                                                   $127,363,783
                                                                     -----------
                                                                     -----------
Notes to Schedule of Investments

(a)<F5>The security has a floating/variable rate coupon payment tied to the Treasury Bill lending rate. The coupon payment adjusts weekly or quarterly thereby reducing the effective maturity to one year or less.
(b)<F6>The security has a floating/variable rate coupon payment tied to the six month Libor lending rate. The coupon payment adjusts weekly thereby reducing the effective maturity to one year or less.
(c)<F7>The security has a floating/variable rate coupon payment tied to the Prime lending rate. The coupon payment adjusts daily, monthly, quarterly, semi-annually or annually thereby reducing the effective maturity to one year or less.

PRIME MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:

      Investments in securities, at amortized
        cost and value (Note 2a):
            U.S. Government and agency obligations            $51,526,065
            Short-term investments                             75,644,269
      Interest receivable                                         381,383
      Receivable from affiliate                                    61,247
                                                              -----------

            Total Assets                                      127,612,964

LIABILITIES:

      Advisory fee payable (Note 3b)               50,668
      Administration fee payable (Note 3a)         28,122
      Depository fee payable (Note 3d)             41,661
      Fund accounting fee payable (Note 3e)        32,723
      Other accrued expenses                       96,007
                                                  -------
            Total Liabilities                                     249,181
                                                               ----------

NET ASSETS                                                   $127,363,783
                                                              -----------

REPRESENTED BY:

      Paid-in capital                                        $127,363,783
                                                              -----------
                                                              -----------
              See notes to financial statements.

PRIME MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INTEREST INCOME (Note 2b)                                      $6,936,078
                                                               ----------
EXPENSES:

      Investment advisory fees (Note 3b)              232,297
      Administrative fees (Note 3a)                   114,635
      Depository fees (Note 3d)                        54,956
      Professional fees                                64,289
      Fund accounting fees (Note 3e)                   42,142
      Compensation of trustees (Note 3c)               26,565
      Insurance fees                                    8,050
      Printing                                          2,460
                                                      -------
             Total expenses                           545,394

      Less:  Waiver of advisory fees (Note 3b)       (174,070)
             Waiver of administrative fees (Note 3a)  (18,811)
                                                    ---------
             Net expenses                                         352,513
                                                                ---------
NET INVESTMENT INCOME                                           6,583,565
      Net realized loss from investments                          (23,778)
                                                                ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $6,559,787
                                                               ----------
                                                               ----------

                    See notes to financial statements.

PRIME MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                            For the year       For the year
                                         ended December 31,  ended December 31,
                                               1995               1994
INCREASE IN NET ASSETS:                  -----------------   -----------------

Operations:
  Net investment income                    $6,583,565           $4,851,575
  Net realized loss from investments          (23,778)          (2,173,642)
      Net increase in net assets resulting ----------           ----------
            from operations                 6,559,787            2,677,933

Capital transactions:
  Contributions                           373,372,253          418,360,333
  Withdrawals                            (349,027,857)        (407,820,077)
                                          -----------          -----------

      Net increase in net assets resulting
            from capital transactions      24,344,396           10,540,256
Capital contributions (Note 5):               128,005            1,921,146
                                           ----------           ----------
      Total increase in net assets         31,032,188           15,139,335

NET ASSETS:
  Beginning of year                        96,331,595           81,192,260
                                           ----------           ----------
  End of year                            $127,363,783          $96,331,595
                                          -----------           ----------
                                          -----------           ----------

                  See notes to financial statements.


PRIME MONEY MARKET PORTFOLIO
SUPPLEMENTARY DATA

                                                             For the period
                                                              April 5, 1993
                                                              (commencement
                            For the year     For the year    0f operations)
                          ended December   ended December   to December 31,
                                      31,             31,
                                    1995             1994              1993
                          ---------------  --------------   ----------------
Ratios:

 Net investment income to
  average net assets (b)<F9>     5.70%             4.35%           3.49%(a)<F8>

  Expenses to average net        0.31%             0.39%           0.41%(a)<F8>
assets (b)<F9>

 Total realized losses to
   average net assets (Note 5)  -0.02%            -1.95%              ----

 Capital contributions to
   average net assets (Note 5)   0.11%             1.73%              ----




 (a)<F8>Annualized.

 (b)<F9>Reflects a waiver of fees by the advisor, and an expense reimbursement by the advisor. If the voluntary waivers and reimbursement of expenses had not been in place, the ratio of net investment income to average net assets and expenses to average net assets would have been 5.53% and 0.47%, respectively, for the year ended December 31, 1995, 4.19% and 0.54%, respectively, for the year ended December 31, 1994, and 3.28% and 0.62%, respectively, for the period ended December 31, 1993.

                   See notes to financial statements.


PRIME MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

NOTE 1 - ORGANIZATION

Prime Money Market Portfolio (the "Portfolio"), a series of the Prime Portfolios, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which is organized as a trust under the laws of the State of New York. The Portfolio commenced operations April 5, 1993.

As discussed in Note 6, pursuant to the Agreement and Plan of Reorganization and Liquidation, the two investors in the Portfolio withdrew their respective investments following the close of business December 31, 1995.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Portfolio:


     a) Valuation of Investments. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b) Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Portfolio, accrued ratably to the date of expected maturity.

     c) Federal Income Taxes. The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax is necessary. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The tax cost basis is substantially similar to the book cost basis of investment securities.

     d) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other. Investment transactions are accounted for on the date the security is purchased or sold. The Portfolio has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Portfolio to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Portfolio to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     a) Administrative Fees. On May 1, 1995, B.C. Ziegler and Company ("BCZ") was hired to serve as administrator and exclusive placement agent to the Portfolio. BCZ provides management and administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with BCZ. Prior thereto, Signature Broker Dealer Services ("Signature") served as administrator.

     For these services, BCZ receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets of the Portfolio, up to $200 million of net assets, and 0.05% of such assets over $200 million. For the year ended December 31, 1995, the Portfolio incurred total Administrative fees of $114,635 of which $31,940 was paid to Signature and $82,695 was paid to BCZ, of which $18,811 was voluntarily waived by BCZ during 1995.

     b) Investment Advisory Fees. Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., is the Investment Advisor to the Portfolio. For its services under the Investment Advisory Agreement, the advisor receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1995, the Portfolio incurred total Advisory fees of $232,297 of which $174,070 was voluntarily waived by the advisor.

     c) Trustee Fees. Independent Trustees of the Portfolio receive an annual fee of $10,000 and $500 for each meeting of the Board of Trustees attended. In addition, the Portfolio reimburses unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings. For the year ended December 31, 1995, the Portfolio incurred Trustee fees and expenses of $26,565.

     d) Depository Fees. The Portfolio has entered into an agreement with BCZ to provide the Portfolio with depository services. For these services, the Portfolio currently pays BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the year ended December 31, 1995, the Portfolio incurred total Depository fees of $54,956.

     e) Fund Accounting Fees. The Portfolio has entered into an agreement with BCZ to provide the Portfolio with Accounting/Pricing services. For these services, the Portfolio currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets and 0.01% on amounts over $200 million of such assets. For the year ended December 31, 1995, the Portfolio incurred total Fund Accounting fees of $42,142.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of U.S. Government securities aggregated $7,954,682,855 and $7,925,252,445, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

On December 29, 1995, BCZ made a capital contribution to Prospect Hill Prime Money Market Portfolio ("Prospect Hill") totalling $46,981 to equalize the net asset value between Prospect Hill and Principal Preservation Portfolios, Inc. Cash Reserve Portfolio ("Cash Reserve"). Additionally, BCZ contributed capital to Prospect Hill to offset current year losses of $9,289 and prior year realized losses of $32,043. Neither BCZ or any of its affiliates received any shares of common stock or any other consideration in exchange for the contributions, which increased assets of the Portfolio.

During the year ended December 31, 1995, BCZ contributed capital to Cash Reserve to offset realized losses of $14,488 and prior year realized losses of $25,204. Neither BCZ or any of its affiliates received any shares of common stock or any other consideration in exchange for the contributions, which further increased the assets of the Portfolio.

During the year ended December 31, 1994, certain of the Portfolio's U.S. Government adjustable rate securities declined in value as interest rates rose. These securities were U.S. Government floating or variable rate securities such as dual index floaters or securities whose indicies lagged short term interest rates. On July 13, 1994 the Portfolio sold three U.S. Government adjustable rate securities for $3,239,792 (amortized cost $3,389,490). Prospect Hill Advisors, Inc., the Portfolio's former advisor, contributed capital in the aggregate amount of $149,698, offsetting the loss on the sale of the securities.
Prospect Hill received no shares of common stock or any other consideration in exchange for the contribution, which increased total net assets of the Portfolio.

During the period from July 28, 1994 through October 4, 1994, the Portfolio sold similar securities with book values aggregating $23,374,806 to persons who may be deemed affiliates of ZAMI. The fair value of the securities totalled $21,655,712. The sale has been treated as a realized loss to the Portfolio with an offsetting capital contribution of $1,719,094. The persons who may be deemed affiliates of ZAMI received no shares of common stock or other consideration in exchange for the contributions, which further increased total net assets of the Portfolio.

Additionally, an affiliate of ZAMI made cash contributions to offset capital losses totalling $52,354 during 1994. The affiliate of ZAMI received no shares of common stock or other consideration in exchange for the contributions, which further increased total net assets of the Portfolio.

NOTE 6 - SUBSEQUENT EVENT

Effective after the close of business on December 31, 1995, and pursuant to the terms of an Agreement and Plan of Reorganization and Liquidation by and between Prospect Hill Trust (on behalf of Prospect Hill), and Principal Preservation Portfolios, Inc. ("Principal Preservation") (on behalf of Cash Reserve), Prospect Hill was reorganized in a tax-free reorganization into a newly-designated class of institutional shares of Cash Reserve. In anticipation of this transaction and pursuant to action taken by the Board of Directors of Principal Preservation, immediately prior to the reorganization of Prospect Hill, the capitalization of Cash Reserve was restructured to increase from 300 to 400 million the number of shares of Principal Preservation's authorized common stock allocated to Cash Reserve, and those 400 million shares were subdivided into two separate classes of 200 million each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All outstanding shares of Cash Reserve were designated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Immediately prior to the reorganization, Prospect Hill and Cash Reserve each withdrew all of their net assets from the Portfolio. The affairs of Prospect Hill and the Portfolio are being wound up, and those two investment companies will be dissolved in accordance with the provisions of their respective Declarations of Trust and applicable laws.


(PRICE WATERHOUSE LLP LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone 414 276 9500


                REPORT OF INDEPENDENT ACCOUNTANTS

   To the Investors and Trustees of
   Prime Money Market Portfolio

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Prime Money Market Portfolio (the "Portfolio") (a series of the Prime Portfolios) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the two years in the period ended December 31, 1995 and for the period April 5, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

   /s/ Price Waterhouse LLP

   February 26, 1996

                       INVESTMENT ADVISOR OF THE TRUST

                       Ziegler Asset Management
                       100 East Wisconsin Avenue
                       Milwaukee, Wisconsin 53202


                       ADMINISTRATOR AND DISTRIBUTOR

                       B.C. Ziegler and Company
                       215 North Main Street
                       West Bend, Wisconsin 53095


                       TRANSFER AGENT AND DEPOSITORY

                       B.C. Ziegler and Company
                       215 North Main Street
                       West Bend, Wisconsin 53095


                       LEGAL COUNSEL

                       Quarles & Brady
                       411 East Wisconsin Avenue
                       Milwaukee, Wisconsin 53202


                       INDEPENDANT ACCOUNTANTS

                       Price Waterhouse LLP
                       100 East Wisconsin Avenue
                       Milwaukee, Wisconsin 53202